UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _10/31__

Date of reporting period:  4/30/16_

Item 1. Reports to Stockholders.

Semiannual Report and Shareholder Letter

April 30, 2016

Templeton Foreign Smaller Companies Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Foreign Smaller Companies Fund

This semiannual report for Templeton Foreign Smaller Companies Fund covers the period ended April 30, 2016. At the market close on December 10, 2013, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -2.41% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed and emerging markets, excluding the U.S., generated a +3.03% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the six months under review. Concerns about global economic growth, China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions in several regions and uncertainty about the U.S. Federal Reserve’s

(Fed’s) timing for raising interest rates contributed to stock market volatility. However, toward period-end, equity markets strengthened after the Fed decided to leave its federal funds target rate unchanged after raising it for the first time in nine years in December. Further helping global stocks were the Bank of Japan’s (BOJ’s) decision to cut interest rates, hopes of additional stimulus measures by global central banks and signs of stabilization in crude oil prices following a plunge in the period’s first half. Additionally, prices for gold and several other commodities recovered from earlier weakness. The U.S. dollar’s weakness against most currencies also contributed to a global stock rally toward period-end. In this environment, global developed market stocks ended the period with a slight decline, as measured by the MSCI World Index.

The U.S. economy moderated in 2015’s fourth quarter and 2016’s first quarter as exports slowed and business spending declined, but this was partially offset by healthy consumer spending. After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Fed raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. The Fed maintained the rate through period-end, indicating it would monitor domestic and global developments and their implications on the labor markets as it

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provided information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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Semiannual Report 3

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Top 10 Sectors/Industries
4/30/16
% of Total
Net Assets
Machinery	10.7%
Auto Components	6.6%
Household Durables	5.9%
Textiles, Apparel & Luxury Goods	5.4%
Capital Markets	5.4%
Electronic Equipment, Instruments & Components	4.8%
Leisure Products	4.5%
Banks	3.6%
Energy Equipment & Services	3.3%
Real Estate Management & Development	3.3%

tracks actual and expected progression toward its employment and inflation goals.

In Europe, U.K. economic growth slowed in 2016’s first quarter as construction and agriculture slowed, while services continued to grow. The eurozone economy returned to a level prior to the 2008 global financial crisis, as the region benefited from strong domestic demand and improved household consumption and business investment in the first quarter. The European Central Bank cut its benchmark interest rate to 0% and expanded its quantitative easing measures to support growth and inflation.

Japan’s economy contracted in 2015’s fourth quarter as private consumption and housing investment declined. The BOJ took several actions during the period, including reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds. In January, the BOJ introduced a negative interest rate on excess reserves kept by financial institutions with the central bank in an effort to boost lending and support inflation. The country’s economy resumed growth in 2016’s first quarter, driven by private consumption, exports and government spending.

In emerging markets, China’s economy continued to moderate in the first quarter as growth in industrial production, fixed-asset investments and retail sales was countered by weakness in imports and exports. Russia’s economy contracted in 2015 because of low crude oil prices and a relatively weak Russian ruble. Although Brazil remained in an economic recession in 2016’s first quarter, it showed signs of improvement as exports and government spending grew compared with the previous quarter. The People’s Bank of China maintained its benchmark interest rate at a record low and reduced the cash reserve requirement ratio for the country’s banks. Despite heightened volatility during the period’s first half, emerging market stocks ended the six-month period relatively flat, as measured by the MSCI Emerging Markets Index.

Investment Strategy

We employ a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company’s true worth.

Manager’s Discussion

Several Fund holdings performed well during the period under review. Rational, a Germany-based leading manufacturer of cooking appliances for large and commercial kitchens, generated robust fourth quarter sales growth in Germany that outperformed the strong trend in 2015’s first nine months. The exceptionally strong performance in Germany resulted from the company’s improved cooperation with dealers, an extraordinarily high level of replacement orders and the refugee influx to Germany. Sales in the Americas region also grew solidly in the fourth quarter, indicating the importance of the U.S. market for Rational. Although the positive result can partly be attributed to the euro’s weakness in 2015, organic sales growth last year was substantial. According to Rational’s management, the company has found the right formula to break into the U.S. market.

Minth Group, one of China’s leading suppliers of exterior auto body parts, offers exposure to the country’s growing passenger vehicle demand, with further positive potential from growing outsourcing trends and recovery in global automobile demand. The company is a high-quality operator, in our view, with a solid niche in the automotive supply chain. We believe Minth could continue to expand its market share, sustain higher profitability than many of its peers and deliver steady earnings growth over our investment horizon.

With a track record spanning two decades, China-based Goodbaby International Holdings, a new holding this period, is one of the world’s largest juvenile durable goods suppliers. We believe Goodbaby could be a turnaround story as the company transitions its business model from original equipment manufacturer to brand operator. It is a market-leading company that we believe could potentially benefit from its branded portfolio over our long-term time horizon. At the industry level, China’s per-capita spending on juvenile products is growing as

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Aalberts Industries NV	2.0%
Machinery, Netherlands
Huhtamaki OYJ	2.0%
Containers & Packaging, Finland
Amer Sports OYJ	2.0%
Leisure Products, Finland
Rational AG	1.9%
Machinery, Germany
Gerresheimer AG	1.8%
Life Sciences Tools & Services, Germany
Techtronic Industries Co. Ltd.	1.8%
Household Durables, Hong Kong
Kobayashi Pharmaceutical Co. Ltd.	1.8%
Personal Products, Japan
Tsumura & Co.	1.8%
Pharmaceuticals, Japan
Vontobel Holding AG	1.8%
Capital Markets, Switzerland
The Thule Group AB	1.7%
Leisure Products, Sweden

a result of a rising quality of life. Despite economic concerns, China’s demand for these products has remained strong because of the eventual elimination of the one-child policy. In addition, rising car ownership and increasing safety concerns have accelerated demand for child car safety seats.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2016, the U.S. dollar decreased in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund had some underperformers during the period under review. Shares of Japan’s Asics declined due to weak financial results. Looking at the longer term, we still see substantial further potential for Asics to expand its sales channels and to take full advantage of its untapped brand value. The global popularity of fitness and running and a growing recognition of Asics products’ high performance should, in our view, also remain a growth driver for the company.

South Korea-based BNK Financial Group’s stock price fell after the company’s decision to increase capital by issuing new shares. However, we continued to maintain a positive outlook for the stock as BNK’s operating performance has improved, in our view, and company management has focused away from growth and toward profitability and risk reduction.

Software developer Kingdee International Software Group’s shares declined along with overall Chinese equities during the period, as measured by the MSCI China Index. As a leader in enterprise resource planning (ERP), Kingdee is positioned to benefit from ERP demand on mobile platforms, in our view. Additionally, the company retains a leading market share among small- and medium-sized enterprises and offers access to the structurally high-growth Chinese ERP software market.

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

franklintempleton.com

Semiannual Report 5

TEMPLETON FOREIGN SMALLER COMPANIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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                                                                                                           TEMPLETON FOREIGN SMALLER COMPANIES FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FINEX)	$15.79	$16.41	-$	0.62
C (FCFSX)	$15.22	$15.75	-$	0.53
R6 (N/A)	$15.73	$16.41	-$	0.68
Advisor (FTFAX)	$15.74	$16.39	-$	0.65

Distributions[1] (11/1/15–4/30/16)
	Dividend
Share Class	Income
A	$0.2209
C	$0.0928
R6	$0.3106
Advisor	$0.2649

See page 9 for Performance Summary footnotes.

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Semiannual Report 7

TEMPLETON FOREIGN SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

Performance as of 4/30/16

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/16)[5]	(with waiver)	(without waiver)
A					1.81%	1.81%
6-Month	-2.41%	-8.02%	$9,198
1-Year	-10.29%	-15.45%	$8,455	-10.55%
5-Year	-2.48%	-1.67%	$9,193	-0.99%
10-Year	+23.00%	+1.49%	$11,593	+1.89%
C					2.56%	2.56%
6-Month	-2.77%	-3.74%	$9,626
1-Year	-10.97%	-11.86%	$8,814	-6.67%
5-Year	-6.05%	-1.24%	$9,395	-0.54%
10-Year	+14.17%	+1.33%	$11,417	+1.74%
R6[7]					1.30%	1.31%
6-Month	-2.15%	-2.15%	$9,785
1-Year	-9.90%	-9.90%	$9,010	-4.64%
Since Inception (5/1/13)	+1.06%	+0.35%	$10,106	+0.14%
Advisor					1.57%	1.57%
6-Month	-2.26%	-2.26%	$9,774
1-Year	-10.06%	-10.06%	$8,994	-4.85%
5-Year	-1.21%	-0.24%	$9,879	+0.45%
10-Year	+26.17%	+2.35%	$12,617	+2.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. The transfer agent has contractually agreed to cap transfer agency fees for class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least
3/20/17. Class R6 investment results reflect the fee cap, to the extent applicable; without this fee cap, the results would have been lower.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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		TEMPLETON FOREIGN SMALLER COMPANIES FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$975.90	$8.55
Hypothetical (5% return before expenses)	$1,000	$1,016.21	$8.72
C
Actual	$1,000	$972.30	$12.26
Hypothetical (5% return before expenses)	$1,000	$1,012.43	$12.51
R6
Actual	$1,000	$978.50	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.22
Advisor
Actual	$1,000	$977.40	$7.37
Hypothetical (5% return before expenses)	$1,000	$1,017.40	$7.52

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.74%;
C: 2.50%; R6: 1.24%; and Advisor: 1.50%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Semiannual Report 11

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Foreign Smaller Companies Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.41	$16.31	$18.02	$14.39	$13.92	$15.47
Income from investment operations[a]:
Net investment income[b]	0.03	0.16 [c]	0.05 [d]	0.13	0.24	0.12
Net realized and unrealized gains (losses)	(0.43)	0.16	(1.50)	3.77	0.38	(1.60)
Total from investment operations	(0.40)	0.32	(1.45)	3.90	0.62	(1.48)
Less distributions from net investment income .	(0.22)	(0.22)	(0.26)	(0.27)	(0.15)	(0.07)
Net asset value, end of period	$15.79	$16.41	$16.31	$18.02	$14.39	$13.92

Total return[e]	(2.41)%	2.03%	(8.11)%	27.43%	4.67%	(9.60)%

Ratios to average net assets[f]
Expenses.	1.74%[g]	1.80%	1.67%	1.65%[h]	1.65%	1.55%[h]
Net investment income	0.43%	0.95%[c]	0.30%[d]	0.83%	1.72%	0.80%

Supplemental data
Net assets, end of period (000’s)	$68,900	$79,101	$94,088	$131,844	$103,168	$121,119
Portfolio turnover rate	13.86%	55.78%	38.68%	42.94%	57.56%	50.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.44%.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.01)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.75	$15.65	$17.31	$13.83	$13.36	$14.89
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	0.03 [c]	(0.08)[d]	0.01	0.13	0.01
Net realized and unrealized gains (losses)	(0.42)	0.16	(1.44)	3.63	0.38	(1.54)
Total from investment operations	(0.44)	0.19	(1.52)	3.64	0.51	(1.53)
Less distributions from net investment income .	(0.09)	(0.09)	(0.14)	(0.16)	(0.04)	—
Net asset value, end of period	$15.22	$15.75	$15.65	$17.31	$13.83	$13.36

Total return[e]	(2.77)%	1.26%	(8.82)%	26.58%	3.85%	(10.28)%

Ratios to average net assets[f]
Expenses.	2.50%[g]	2.55%	2.42%	2.40%[h]	2.40%	2.30%[h]
Net investment income (loss)	(0.33)%	0.20%[c]	(0.45)%[d]	0.08%	0.97%	0.05%

Supplemental data
Net assets, end of period (000’s)	$9,188	$10,415	$13,040	$16,027	$12,814	$14,457
Portfolio turnover rate	13.86%	55.78%	38.68%	42.94%	57.56%	50.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.31)%.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.76)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.41	$16.34	$18.03	$16.53
Income from investment operations[b]:
Net investment income[c]	0.07	0.25 [d]	0.15 [e]	0.16
Net realized and unrealized gains (losses)	(0.44)	0.16	(1.51)	1.34
Total from investment operations	(0.37)	0.41	(1.36)	1.50
Less distributions from net investment income.	(0.31)	(0.34)	(0.33)	—
Net asset value, end of period	$15.73	$16.41	$16.34	$18.03

Total return[f]	(2.15)%	2.60%	(7.64)%	9.07%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	1.26%	1.30%	1.11%	2.55%
Expenses net of waiver and payments by affiliates.	1.24%	1.29%	1.10%	1.12%[h]
Net investment income	0.93%	1.46%[d]	0.87%[e]	1.36%

Supplemental data
Net assets, end of period (000’s)	$750	$844	$835	$5
Portfolio turnover rate.	13.86%	55.78%	38.68%	42.94%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.
eNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.56%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

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			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.39	$16.30	$18.00	$14.38	$13.93	$15.48
Income from investment operations[a]:
Net investment income[b]	0.05	0.20 [c]	0.10 [d]	0.18	0.26	0.17
Net realized and unrealized gains (losses)	(0.44)	0.17	(1.50)	3.75	0.39	(1.61)
Total from investment operations	(0.39)	0.37	(1.40)	3.93	0.65	(1.44)
Less distributions from net investment income .	(0.26)	(0.28)	(0.30)	(0.31)	(0.20)	(0.11)
Net asset value, end of period	$15.74	$16.39	$16.30	$18.00	$14.38	$13.93

Total return[e]	(2.26)%	2.33%	(7.90)%	27.79%	4.90%	(9.38)%

Ratios to average net assets[f]
Expenses.	1.50%[g]	1.56%	1.42%	1.40%[h]	1.40%	1.30%[h]
Net investment income	0.67%	1.19%[c]	0.55%[d]	1.08%	1.97%	1.05%

Supplemental data
Net assets, end of period (000’s)	$27,454	$33,064	$40,153	$40,832	$31,817	$36,902
Portfolio turnover rate	13.86%	55.78%	38.68%	42.94%	57.56%	50.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.24%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, April 30, 2016 (unaudited)
Templeton Foreign Smaller Companies Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 94.0%
Austria 1.3%
Wienerberger AG.	Construction Materials	67,270	$1,329,226
Belgium 1.0%
Ontex Group NV	Personal Products	34,740	1,064,381
Brazil 2.0%
Grendene SA	Textiles, Apparel & Luxury Goods	178,100	880,267
M Dias Branco SA	Food Products	35,200	817,152
Tupy SA	Auto Components	112,765	447,780
			2,145,199
Canada 6.8%
Badger Daylighting Inc	Construction & Engineering	72,700	1,354,810
Dorel Industries Inc., B	Household Durables	58,400	1,300,210
Enerflex Ltd	Energy Equipment & Services	57,600	553,011
Genworth MI Canada Inc	Thrifts & Mortgage Finance	20,700	536,132
HudBay Minerals Inc	Metals & Mining	236,930	1,182,713
Laurentian Bank of Canada	Banks	18,220	723,250
Mullen Group Ltd	Energy Equipment & Services	84,900	989,107
Precision Drilling Corp	Energy Equipment & Services	114,500	594,390
			7,233,623
China 5.5%
China ZhengTong Auto Services Holdings Ltd	Specialty Retail	1,164,500	477,399
[a] Goodbaby International Holdings Ltd	Leisure Products	1,503,000	844,812
Greatview Aseptic Packaging Co. Ltd	Containers & Packaging	1,232,000	625,780
Haier Electronics Group Co. Ltd	Household Durables	471,000	795,439
Kingdee International Software Group Co. Ltd	Software	2,652,000	861,566
Minth Group Ltd	Auto Components	622,000	1,631,809
Yingde Gases Group Co. Ltd	Chemicals	1,592,000	595,190
			5,831,995
Colombia 0.7%
[a] Gran Tierra Energy Inc	Oil, Gas & Consumable Fuels	263,500	777,441
Finland 4.0%
Amer Sports OYJ	Leisure Products	70,830	2,094,285
Huhtamaki OYJ	Containers & Packaging	53,440	2,099,051
			4,193,336
Germany 6.8%
Gerresheimer AG	Life Sciences Tools & Services	26,570	1,975,906
Grand City Properties SA	Real Estate Management & Development	74,450	1,644,596
Jenoptik AG	Electronic Equipment, Instruments
	& Components	66,880	1,045,804
Leoni AG	Auto Components	15,860	571,470
Rational AG	Machinery	3,970	2,015,578
			7,253,354
Hong Kong 6.4%
EVA Precision Industrial Holdings Ltd	Machinery	4,952,000	708,628
Luk Fook Holdings (International) Ltd	Specialty Retail	401,000	912,956
Techtronic Industries Co. Ltd	Household Durables	522,090	1,965,363
Value Partners Group Ltd	Capital Markets	1,417,700	1,361,618
VTech Holdings Ltd	Communications Equipment	177,100	1,833,364
			6,781,929

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
India 1.8%
Dewan Housing Finance Corp. Ltd	Thrifts & Mortgage Finance	186,248	$556,006
LIC Housing Finance Ltd	Thrifts & Mortgage Finance	201,535	1,402,619
			1,958,625
Indonesia 1.0%
[b] Sakari Resources Ltd	Metals & Mining	1,342,000	1,109,145
Italy 2.7%
Azimut Holding SpA	Capital Markets	27,119	682,596
Interpump Group SpA	Machinery	116,203	1,672,688
Marr SpA	Food & Staples Retailing	27,110	551,670
			2,906,954
Japan 15.8%
Aderans Co. Ltd	Personal Products	32,100	161,277
Asics Corp	Textiles, Apparel & Luxury Goods	85,500	1,692,166
Capcom Co. Ltd	Software	23,000	529,439
Daibiru Corp	Real Estate Management & Development	77,300	674,061
Descente Ltd	Textiles, Apparel & Luxury Goods	75,500	1,049,402
Fuji Oil Holdings Inc	Food Products	46,300	860,657
Keihin Corp	Auto Components	60,800	882,793
Kobayashi Pharmaceutical Co. Ltd	Personal Products	23,979	1,908,645
Koshidaka Holdings Co. Ltd	Hotels, Restaurants & Leisure	33,900	666,132
KYB Corp	Auto Components	111,000	370,695
MEITEC Corp	Professional Services	48,700	1,688,114
Nachi-Fujikoshi Corp	Machinery	224,000	721,168
Square Enix Holdings Co. Ltd	Software	27,300	698,382
Sumitomo Rubber Industries Ltd	Auto Components	114,800	1,746,432
Tokai Rika Co. Ltd	Auto Components	17,200	318,245
Tsugami Corp	Machinery	144,000	600,157
Tsumura & Co	Pharmaceuticals	74,100	1,905,460
Unipres Corp	Auto Components	18,900	332,352
			16,805,577
Luxembourg 0.8%
[a] Stabilus SA.	Machinery	17,510	875,251
Netherlands 5.1%
Aalberts Industries NV	Machinery	61,887	2,120,427
Arcadis NV	Construction & Engineering	86,774	1,486,067
[a,c] Refresco Gerber NV, Reg S	Beverages	98,130	1,817,081
			5,423,575
Philippines 0.7%
Energy Development Corp	Independent Power & Renewable
	Electricity Producers	2,088,600	261,547
Vista Land & Lifescapes Inc	Real Estate Management & Development	4,530,200	462,314
			723,861
Poland 0.3%
CCC SA	Textiles, Apparel & Luxury Goods	8,162	363,587
Singapore 0.4%
[a] Ezion Holdings Ltd	Energy Equipment & Services	907,160	370,999
[a] Ezion Holdings Ltd., wts., 4/24/20	Energy Equipment & Services	181,432	21,585
			392,584

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Semiannual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
South Korea 6.2%
Binggrae Co. Ltd	Food Products	3,547	$211,234
BNK Financial Group Inc	Banks	117,243	951,089
DGB Financial Group Inc	Banks	106,728	854,607
Hanon Systems.	Auto Components	74,879	673,466
[a] Hyundai Mipo Dockyard Co. Ltd	Machinery	9,649	616,754
KIWOOM Securities Co. Ltd	Capital Markets	14,909	883,969
Korea Investment Holdings Co. Ltd	Capital Markets	22,067	888,307
Sindoh Co. Ltd	Technology Hardware, Storage & Peripherals	10,719	457,701
Youngone Corp	Textiles, Apparel & Luxury Goods	25,412	1,014,084
			6,551,211
Spain 1.8%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	2,896	941,845
Tecnicas Reunidas SA	Energy Equipment & Services	28,868	969,597
			1,911,442
Sweden 1.7%
[c] The Thule Group AB, Reg S	Leisure Products	127,640	1,834,444
Switzerland 4.2%
[a] Basilea Pharmaceutica AG	Biotechnology	5,910	483,977
Bucher Industries AG	Machinery	4,720	1,131,284
Logitech International SA	Technology Hardware, Storage & Peripherals	62,190	956,482
Vontobel Holding AG	Capital Markets	43,540	1,883,768
			4,455,511
Taiwan 3.7%
Casetek Holdings Ltd	Technology Hardware, Storage & Peripherals	156,000	703,094
Chicony Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	513,372	1,232,424
Simplo Technology Co. Ltd	Electronic Equipment, Instruments
	& Components	222,000	749,559
Tripod Technology Corp	Electronic Equipment, Instruments
	& Components	670,000	1,226,559
			3,911,636
Thailand 1.2%
Tisco Financial Group PCL, fgn	Banks	994,800	1,239,759
United Kingdom 12.1%
Bellway PLC	Household Durables	14,598	522,013
Bovis Homes Group PLC	Household Durables	38,370	488,948
Debenhams PLC	Multiline Retail	680,750	779,934
Devro PLC	Food Products	168,272	686,688
DFS Furniture Ltd	Household Durables	263,830	1,165,512
Dignity PLC.	Diversified Consumer Services	40,185	1,432,874
Foxtons Group PLC	Real Estate Management & Development	330,514	697,930
JRP Group PLC	Insurance	690,306	1,387,071
Laird PLC	Electronic Equipment, Instruments
	& Components	225,851	1,149,885
[a] LivaNova PLC	Health Care Equipment & Supplies	18,536	977,403
Oxford Instruments PLC	Electronic Equipment, Instruments
	& Components	92,751	889,831
SIG PLC	Trading Companies & Distributors	447,382	885,874
UBM PLC	Media	131,612	1,094,364

18 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)
		Shares/
	Industry	Warrants	Value
Common Stocks and Other Equity Interests (continued)
United Kingdom (continued)
[a] Vectura Group PLC	Pharmaceuticals	267,270	$671,789
			12,830,116
Total Common Stocks and Other Equity
Interests (Cost $94,746,785)			99,903,762

Management Investment Companies
(Cost $318,618) 0.3%
United States 0.3%
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	6,300	317,457
Preferred Stocks 1.0%
Brazil 0.7%
Alpargatas SA, pfd	Textiles, Apparel & Luxury Goods	262,600	706,633
Germany 0.3%
Draegerwerk AG & Co. KGAA, pfd	Health Care Equipment & Supplies	5,400	358,228
Total Preferred Stocks (Cost $1,406,869)			1,064,861
Total Investments before Short Term
Investments (Cost $96,472,272)			101,286,080

		Principal
		Amount
Short Term Investments 3.9%
U.S. Government and Agency Securities
3.9%
United States 3.9%
[d] FHLB, 5/02/16		$500,000	499,999
[d] FHLMC, 5/02/16		3,700,000	3,699,979
Total U.S. Government and Agency
Securities (Cost $4,199,934)			4,199,978
Total Investments (Cost $100,672,206) 99.2%.			105,486,058
Other Assets, less Liabilities 0.8%.			806,246
Net Assets 100.0%			$106,292,304

See Abbreviations on page 32.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2016, the aggregate value of these securities was $3,651,525, representing 3.44% of net assets.
dThe security is traded on a discount basis with no stated coupon rate.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
April 30, 2016 (unaudited)

Templeton Foreign Smaller Companies Fund

Assets:
Investments in securities:
Cost.	$100,672,206
Value	$105,486,058
Cash	185,979
Receivables:
Investment securities sold	86,615
Capital shares sold	38,593
Dividends	548,574
European Union tax reclaims	352,808
Affiliates	3,577
Other assets	47,784
Total assets	106,749,988
Liabilities:
Payables:
Investment securities purchased	88,559
Capital shares redeemed	150,095
Management fees	86,792
Distribution fees	21,091
Trustees’ fees and expenses	891
Accrued expenses and other liabilities	110,256
Total liabilities	457,684
Net assets, at value	$106,292,304
Net assets consist of:
Paid-in capital	$116,640,192
Distributions in excess of net investment income	(433,146)
Net unrealized appreciation (depreciation)	4,837,368
Accumulated net realized gain (loss)	(14,752,110)
Net assets, at value	$106,292,304

20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
April 30, 2016 (unaudited)

Templeton Foreign Smaller Companies Fund

Class A:
Net assets, at value	$68,900,222
Shares outstanding	4,364,750
Net asset value per share[a]	$15.79
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.75
Class C:
Net assets, at value	$9,188,475
Shares outstanding	603,894
Net asset value and maximum offering price per share[a]	$15.22
Class R6:
Net assets, at value	$750,023
Shares outstanding	47,672
Net asset value and maximum offering price per share	$15.73
Advisor Class:
Net assets, at value	$27,453,584
Shares outstanding	1,744,557
Net asset value and maximum offering price per share	$15.74

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended April 30, 2016 (unaudited)

Templeton Foreign Smaller Companies Fund

Investment income:
Dividends (net of foreign taxes of $128,416)	$1,161,448
Interest	25,712
Income from securities loaned (net of fees and rebates)	2,366
Total investment income	1,189,526
Expenses:
Management fees (Note 3a)	545,649
Distribution fees: (Note 3c)
Class A	84,687
Class C	46,714
Transfer agent fees: (Note 3e)
Class A	94,211
Class C	12,419
Class R6	114
Advisor Class.	39,016
Custodian fees (Note 4)	9,397
Reports to shareholders	20,742
Registration and filing fees	39,176
Professional fees	46,155
Trustees’ fees and expenses	4,171
Other	9,519
Total expenses.	951,970
Expenses waived/paid by affiliates (Note 3f and 3g)	(239)
Net expenses.	951,731
Net investment income	237,795
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,597,269
Foreign currency transactions	(29,966)
Net realized gain (loss)	2,567,303
Net change in unrealized appreciation (depreciation) on:
Investments	(6,185,927)
Translation of other assets and liabilities
denominated in foreign currencies	44,248
Net change in unrealized appreciation (depreciation)	(6,141,679)
Net realized and unrealized gain (loss)	(3,574,376)
Net increase (decrease) in net assets resulting from operations	$(3,336,581)

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Smaller Companies Fund

	Six Months Ended
	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$237,795	$1,315,838
Net realized gain (loss)	2,567,303	(1,509,862)
Net change in unrealized appreciation (depreciation)	(6,141,679)	3,489,881
Net increase (decrease) in net assets resulting from operations	(3,336,581)	3,295,857
Distributions to shareholders from:
Net investment income:
Class A	(1,040,254)	(1,245,197)
Class C	(60,168)	(75,247)
Class R6	(14,598)	(17,007)
Advisor Class	(518,480)	657,536
Total distributions to shareholders.	(1,633,500)	(1,994,987)
Capital share transactions: (Note 2)
Class A	(7,002,177)	(15,790,271)
Class C	(847,782)	(2,783,626)
Class R6	(60,656)	959
Advisor Class	(4,251,035)	(7,420,711)
Total capital share transactions	(12,161,650)	(25,993,649)
Net increase (decrease) in net assets	(17,131,731)	(24,692,779)
Net assets:
Beginning of period	123,424,035	148,116,814
End of period	$106,292,304	$123,424,035
Undistributed net investment income included in net assets:
End of period	$—	$962,559
Distributions in excess of net investment income included in net assets:
End of period	$(433,146)	$—

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign Smaller Companies Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors effective at the close of market December 10, 2013. Existing shareholders may add to their accounts.

Effective March 21, 2016, Templeton Foreign Smaller Companies Fund reorganized from a series of Franklin Templeton International Trust into a new series of the Trust.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty

24 Semiannual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right

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Semiannual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Securities Lending (continued)

to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2016, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	96,000	$1,472,268	252,417	$4,211,156
Shares issued in reinvestment of distributions	64,203	995,790	74,023	1,162,901
Shares redeemed	(616,271)	(9,470,235)	(1,275,468)	(21,164,328)
Net increase (decrease)	(456,068)	$(7,002,177)	(949,028)	$(15,790,271)
Class C Shares:
Shares sold	15,241	$222,015	28,197	$450,144
Shares issued in reinvestment of distributions	3,896	58,395	4,774	72,416
Shares redeemed	(76,540)	(1,128,192)	(205,097)	(3,306,186)
Net increase (decrease)	(57,403)	$(847,782)	(17,216)	$(2,783,626)
Class R6 Shares:
Shares sold	5,175	$79,060	11,169	$183,227
Shares issued in reinvestment of distributions	940	14,501	1,081	16,905
Shares redeemed	(9,878)	(154,217)	(11,917)	(199,173)
Net increase (decrease)	(3,763)	$(60,656)	333	$959
Advisor Class Shares:
Shares sold	167,140	$2,543,867	445,587	$7,333,434
Shares issued in reinvestment of distributions	31,517	486,625	39,491	618,028
Shares redeemed	(472,062)	(7,281,527)	(930,508)	(15,372,173)
Net increase (decrease)	(273,405)	$(4,251,035)	(445,430)	$(7,420,711)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager - sub-advisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays the investment manager a fee based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Effective December 1, 2015, the Fund’s investment manager is TIC. Under a sub-advisory agreement with TIC, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to December 1, 2015, FTIC served as the Fund’s investment manager and TIC served as sub-advisor. The annualized investment manager fee rates and net assets tiers remain the same.

For the period ended April 30, 2016, the annualized effective investment management fee rate was 0.991% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with the Fund’s investment manager, FT Services provides administrative services to the Fund. The fee is paid by the investment manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors have advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$2,051
CDSC retained	$71

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2016, the Fund paid transfer agent fees of $145,760, of which $60,931 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	-	611,505	(611,505)	-	$-	$-	$-	-

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until March 20, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2015, the Fund had capital loss carryforwards of $13,038,006 expiring in 2017 and short-term capital loss carryforwards of $2,769,820 not subject to expiration.

At April 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$102,711,177

Unrealized appreciation	$19,271,404
Unrealized depreciation	(16,496,523)
Net unrealized appreciation (depreciation)	$2,774,881

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Semiannual Report 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and foreign tax reclaims.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2016, aggregated $14,849,928 and $27,996,555, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

A summary of inputs used as of April 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$—	$—	$1,109,145	$1,109,145
Japan	—	16,805,577	—	16,805,577
All Other Equity Investments[a,b]	83,053,901	—	—	83,053,901
Management Investment Companies	317,457	—	—	317,457
Short Term Investments	—	4,199,978	—	4,199,978
Total Investments in Securities	$83,371,358	$21,005,555	$1,109,145	$105,486,058

aFor detailed categories, see the accompanying Statement of Investments.

 bIncludes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At April 30, 2016, the reconciliation of assets is as follows:

Net Change in
Unrealized
Appreciation
							Net	Net		(Depreciation)
	Balance at			Transfers	Transfer		Realized	Unrealized	Balance	on Assets
	Beginning of			Into	Out of	Cost Basis	Gain	Appreciation	at End	Held at
	Period	Purchases	Sales	Level 3	Level 3	Adjustments	(Loss)	(Depreciation)	of Period	Period End
Assets:
Investments in Securities:
Equity Investments:[a]
Indonesia	$943,112	$-	$-	$-	$-	$-	$-	$166,033	$1,109,145	$166,033
[a]Includes common and preferred stocks as well as other equity investments.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

9. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2016, are as follows:

						Impact to Fair
	Fair Value at					Value if Input
Description	End of Period	Valuation Technique	Unobservable Inputs	Amount		Increases[a]
Assets:
Investments in Securities:
Indonesia	$1,109,145	Market comparables	Discount for lack of marketability	10%		Decrease[b]
			EV/EBITDA multiple	14.7	x	IncreaseC

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cRepresents a significant impact to fair value and net assets.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization
EV - Enterprise value

10. Subsequent Events
The Fund evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Shareholder Information

Board Approval of Investment Management

At a meeting held July 15, 2015, the Board of Trustees (Board), including a majority of non-interested or independent trustees, approved the management agreement for Templeton Foreign Smaller Companies Fund (New Fund), a newly created series of Templeton Global Investment Trust (TGIT), with Templeton Investment Counsel, LLC (TICL) and a subadvisory agreement with Franklin Templeton Investments Corp. (FTIC, and together with TICL, the “Managers”). In reaching its decision to approve the agreements with TICL (TICL Agreement) and FTIC (FTIC Agreement), the Board took into account that the Managers have been providing investment management services to Templeton Foreign Smaller Companies Fund (TFSCF), which is overseen by another board in the Franklin Templeton complex, and that the creation of New Fund was to facilitate the proposed reorganization of TFSCF into a series of TGIT. The Board took into account that New Fund will have the same investment goals, principal investment policies and limitations, service provider arrangements, and other key factors as TFSCF and that the Managers would continue to provide the same services to New Fund. The Board considered various materials relating to the investment management and subadvisory agreements, including: (1) copies of the proposed form of agreements; (2) the biographies of the portfolio managers; and (3) information describing the fee payments and allocations under the new agreements.

In determining that the terms of the proposed agreements were fair and reasonable, the Board took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by TICL under the proposed TICL Agreement and by FTIC under the proposed FTIC Agreement; (2) the Managers’ experience as a manager of similar funds and accounts, including TFSCF; (3) the Managers’ strength and reputation within the industry; (4) the fairness of the compensation under the proposed agreements; (5) the anticipated profitability of the Fund in light of the proposed reorganization of TFSCF; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of the Managers;

and (7) the Managers’ compliance capabilities, as demonstrated by their respective policies and procedures designed to prevent violations of the federal securities laws. The Board approved the Code of Ethics and Compliance Policies and Procedures of the Managers, which are identical to those of other Franklin Templeton investment managers. In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel.

The following sets forth some of the preliminary information and factors relevant to the Board’s decision to approve the agreements. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing and following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees reviewed the nature, extent and quality of the services to be provided by both Managers. In this regard, they reviewed New Fund’s investment goal and the Managers’ ability to implement New Fund’s investment strategy, including, but not limited to, the Managers’ trading practices and investment decision processes. They acknowledged that the Managers have been providing investment management services to TFSCF that are the same as those to be provided when TFSCF is reorganized into New Fund.

The Trustees reviewed New Fund’s portfolio managers, including their performance, staffing, and skills, and compensation program and considered similar products advised by the Managers and their relative fees and reasons for differences with respect thereto and any potential conflicts. They also considered that the nature, extent and quality of the services to be provided under the other service agreements with affiliates of the Managers would not be altered by the agreements.

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Semiannual Report 33

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON FOREIGN SMALLER COMPANIES FUND
SHAREHOLDER INFORMATION

The Trustees noted that the Board of TFSCF was satisfied with the nature and quality of the overall services provided by the Managers to that fund and its shareholders and were confident in the abilities of the Managers to implement New Fund’s investment strategy and to provide quality services to New Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board considered the investment performance of the Managers in managing TFSCF, which was most recently reviewed in April 2015 as part of the annual contract renewal process (2015 Contract Renewal Process) by the TFSCF Board of Trustees. In addition they considered the performance benchmarks for New Fund, which are the same as those of TFSCF, and how such benchmarks would continue to be utilized to measure the performance of the Managers.

COMPARATIVE EXPENSES AND PROFITABILITY.

The Board considered the cost of the services to be provided by the Managers (and their affiliates) from their respective relationships with New Fund. In this regard, the Board acknowledged the review during the 2015 Contract Renewal Process of the Managers and the finding that the contractual investment management fee rate and total expense ratio of TFSCF in comparison to its Lipper expense group was acceptable. The Board also considered that the profitability of the Managers in connection with their services to TFSCF was evaluated during the 2015 Contract Renewal Process and found to be reasonable.

In considering the appropriateness of the investment management fee to be charged to New Fund, the Board reviewed and considered the evaluation conducted of the nature, extent and quality of the overall investment management services provided by the Managers to TFSCF. Consideration was also given to the information provided by Lipper on similar funds to TFSCF in the Lipper Data (the Comparable Funds) in connection with the 2015 Contract Renewal process for TFSCF. The Board further considered the extent to which the Managers may derive ancillary benefits from New Fund’s operations following the reorganization.

Based upon its consideration of all these factors, the Board determined that the investment management fee structure, including the subadvisory fee to be paid by TICL, was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by the Managers and their affiliates as New Fund grows larger and the extent to which they are shared with Fund shareholders. The TICL Agreement provides a fee at the rate of 1.00% of the value of average daily new assets up to and including $100 million; 0.90% of the value of average daily net assets over $100 million up to and including $250 million; 0.80% of the value of net assets over $250 million up to and including $500 million; and 0.75% of the value of the net assets over $500 million. The Board concluded that the schedule of fees allows for sharing of such economies as New Fund grows.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Foreign Smaller Companies Fund

Investment Manager
Templeton Investment Counsel, LLC

Subadvisor
Franklin Templeton Investments Corp.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	191 S 06/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is   "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.        N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.           N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.      N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/ LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer – Finance and Administration

Date June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer – Finance and Administration

Date June 24, 2016

By /s/ MARK H. OTANI

Mark H. Otani

Chief Financial Officer and Chief Accounting Officer

Date June 24, 2016